ACT LICENSE AND ACCESS AGREEMENT

THIS ACT LICENSE AND ACCESS AGREEMENT (the “Agreement”) is between Advanced Credit
Technologies, Inc., a Nevada corporation, (“ACT”) whose principal business address is 740 South Federal Highway,
Suite #606, Pompano Beach, Florida 33062, and the undersigned (David Anthony Insurance Agency 7370 College
Parkway Suite #214 Fort Myers, FL. 33907 ). ACT has developed a website called( mycmtool to be replaced in
Oct. 2011 )with TURNSCOR.COM and TURNSCORPRO.COM (the “Websites”) that enables a user thereof to learn about credit, credit ratings, and credit repair processes. Company desires for ACT to provide customers of the Company access to the Website; and ACT agrees to provide customers of the Company access to the Website subject the terms and conditions of this Agreement. In consideration of the mutual of the undertakings hereunder the parties agrees as follows:

1. Scope and Purpose of Agreement. Company is in the business of selling and/or leasing goods and/
or services, and from time to time its customers secure these goods or services on a credit basis. As such, a customer (“Customer” or “Customers”) of the Company from time to time need to have his, her or its credit repaired. By entering into this Agreement, Company shall have a limited right to offer to a Customer access to the
Website. Accordingly, this Agreement sets forth the terms and conditions pursuant to which ACT will host the
Website through which a Customer that has been selected by the Company shall be permitted to use for his, her or its sole benefit the credit repair services made available by and through what is known as the ACT Back-office link on the Website. Notwithstanding any provision herein to the contrary, the Company acknowledges and agrees that a
Customer shall be permitted to use the Website only in connection with his, her or its credit needs, and no Customer shall use the Website on behalf of any third party.

2. Ownership. The Website is owned and operated by ACT. All right, title and interest in and to the materials provided on the Website, including but not limited to, the information, documents, logos, graphics, sounds, and images thereon (herein the ”Licensed Materials”) are either owned by ACT, or by its respective third party authors, developers or vendors (“Third Party Providers”). ACT retains the sole right and control over the content and conduct of transactions over the Website. Except as otherwise expressly provided by ACT, none of the
Licensed Materials may be copied, reproduced, republished, downloaded, uploaded, posted, displayed transmitted or distributed in any way without the express written permission of an officer of ACT in each instance; and except as otherwise expressly set forth herein, nothing on the Website shall be construed to confer to Company or to a
Customer any license of any of ACT’s intellectual property rights, whether by estoppel, implication, or otherwise.
Any unauthorized use by the Company of any Licensed Materials contained on the Website may violate copyright laws, privacy laws and communications regulations and statutes. ACT does not sell, license, lease or otherwise provide any of the Licensed Materials other than those specifically identified herein as being provided by ACT.
Any rights not expressly granted herein are reserved by ACT. Except as may otherwise be expressly set forth in this
Agreement or in any schedule or exhibit attached hereto and made a part hereof, the Company may not assign, sublicense, relicense, lease, sell, barter or distribute the Agreement or its right to use the Website in any way or for any purpose without the prior written consent of an officer of the Company in each instance, which consent can be withheld for any reason.

3. Links to Third Party Sites. The Website may contain links to websites controlled by parties other than ACT (“Third Party Sites”). ACT is not responsible for and does not endorse or accept any responsibility for the availability, the contents, the products, the services or the use of Third Party Sites or any website accessed from the Third Party Sites, or any changes or updates to such Third Party Sites. ACT makes no guarantees about the content or quality of the products or services provided by such Third Party Sites. ACT is not responsible for any form of transmission received from any of the Third Party Sites of the products and/or services promoted or marketed thereunder. ACT is providing these links hereunder as a convenience only, and the inclusion of any link does not imply endorsement by ACT of any of the Third Party Sites. The Company acknowledges and agrees that
ACT is not responsible for any loss or damage of any sort the Company or any user thereof may incur in dealing with any of the Third Party Sites. The Company shall contact the site administrator for the applicable Third Part
Site if the Company has any concerns regarding such links or the content located on a Third Party Site.

4. Representations and Warranties of Company. Company represents and warrants that: (a) the execution and subsequent delivery of this Agreement by the Company to ACT constitutes a valid and binding agreement of the Company; (b) the Company will comply with all applicable laws and regulations if and/or when any of its employees, agents or representatives access and/or uses the Website; (c) any information provided to ACT by the Company pursuant to this Agreement is and shall be true, complete and not misleading; (d) the Company will not attempt to alter or modify any part of the Website or use or knowingly or intentionally permit the use the
Website other than for its intended purpose; and (e) the Company will not attempt to collect any personally identifiable information, including account names of other licensees or users of the Website.

5. Company’s Additional Covenants. Company covenants and agrees that the Company will not: (a)
use the Website to communicate with other users of the Website; (b) use the Website in any way that may damage, disable, overburden, or impair the ACT’s services or networks, or interfere with any other party’s use and enjoyment of the Website; or (c) try to gain unauthorized access through the Website or through any of the Third Party Sites to any services, user accounts, computer systems or network through hacking, password mining or any other means.

6. Certain Rights and Obligations of Company.
a. Subject to the terms and conditions of this Agreement, ACT grants to Company the nontransferable, nonexclusive right to promote the Website to a Customer, and to authorize access to the Website to a Customer for the sole purpose of allowing a Customer to repair his, her or its own credit standing (the “Permitted Use”) consistent with the terms and conditions of this Agreement and any schedules or exhibits attached hereto and made a part hereof. Access to the Website shall be made available with confidential password(s) (“Passwords”) provided by the Company to a Customer. Company shall not authorize or otherwise permit any Customer to distribute, modify or reproduce the Website in any manner that is inconsistent with the terms and conditions of this Agreement.
b. Company shall have the exclusive authority and responsibility for authorizing a Customer to have access to the Website, including ensuring that Password(s) are kept secure. Company shall not disclose Password(s) to any third party other than a Customer, as necessary.
c. Company covenants and agrees that access to the Website by any Customer will only be granted in strict compliance with the terms of this Agreement. In the event of any default under or breach of the terms and conditions this Agreement by any Customer, in addition to all other rights and remedies available to ACT, ACT may enforce directly against Company all terms and conditions of this Agreement and request Company to enforce the terms and conditions of this Agreement against any Customer.
d. The Website and all data and information available from or contained therein shall be used solely for repairing the credit standing of a Customer. Company shall not, and Company shall ensure that no Customer, shall change, modify, alter or amend the Website, including any notices or disclaimers contained therein. Company acknowledges and agrees that use of the Website and any other data or information obtained by a Customer is at such Customer’s own discretion and risk, and ACT assumes no liability of any kind associated with the use thereof. Company further acknowledges and agrees that the
Website and any other data or information obtained by a Customer is solely for use by such Customer for the Permitted Use and shall not be reproduced, shared or distributed to any other person or entity.

7. Term; Termination. The term of this Agreement shall commence on the effective date set forth in the signature section of this Agreement (the “Effective Date”) and shall continue until terminated as provided herein. Either party hereto may terminate this Agreement, with or without cause at any time, upon 60 days’ prior written notice to the other. Notice may be transmitted electronically and sender shall bear the burden of proof of delivery. Notices sent electronically shall be deemed delivered the next Business Day (as defined herein) after transmission. Furthermore, ACT may suspend the Website, without notice and credit, in the event that, in the exercise of its reasonable discretion, ACT believes that the Company has breached its or their obligations pursuant to this Agreement, and ACT may keep such service suspended until the breach is remedied to the satisfaction of
ACT. Upon termination of this Agreement, all rights granted to the Company hereunder shall terminate and the parties hereto shall have no further or continuing obligation to each other, except as accrued by Company prior to termination of this Agreement. The parties hereto acknowledge and understand that the termination of this
Agreement shall not automatically terminate the right of a Customer to continue to have access to the Website whose rights were granted prior to the effective termination date of this Agreement. The parties hereto further acknowledge and understand that any Customer’s right to have access to the Website shall be governed by the terms and conditions of the license agreement each such Customer executes and delivers to ACT via the Website as a condition to gaining initial access to the ACT Back-office link on the Website.

8. Modification of Website; Restrictions. Notwithstanding any provision herein to the contrary,
ACT reserves the right to modify the Website at any time during the term of this Agreement. Company shall not directly or indirectly, through any third party: (a) disassemble, decompile or reverse engineer the Website; (b) rent, sublease, sublicense, market or otherwise distribute the Website (in whole or in part) to any third party, except as expressly permitted herein; (c) adapt or modify the Website in any way, or create any derivative works therefrom; (d)
use the Website for the benefit of any third parties not authorized herein; or (e) avoid, disable or circumvent any access control, process or procedure established with respect to the Website.

9. Usage Policies. Company shall comply with any and all ACT terms and conditions, privacy policies and security policies that are made available to Company by ACT through postings to the Website or otherwise, as such terms and conditions and policies may be amended from time to time (collectively, the “Usage
Policies”).

10. Fees. For each full or partial calendar month during the term of this Agreement the referral
CLIENT shall pay ACT a one time set up fee of (“$TBD per month per authorized user”). For all Customers that the Company desires to permit access to the Website for the Permitted Use. Customer Access Fees are due in
Advance. All amounts due hereunder shall be paid to ACT on or before the 10th day of each month. If the 10th day of any month is not a Business Day, then the Company shall pay all amounts due hereunder on the immediately preceding Business Day. For purposes of this Agreement, a “Business Day” means any day other than a Saturday,
Sunday or national legal holiday. Company agrees to pay all current and future sales, use, transfer and other taxes and duties, whether state, federal, national or international, however designated, including value added taxes and similar taxes, which are levied or imposed because of the transactions contemplated by this Agreement; excluding, however, taxes on or measured by ACT’s income. Company agrees that it will not pass through to a Customer, either directly or indirectly, any of the Monthly Access Fees or Customer Access Fees due hereunder by the
Company to ACT.

11 Method of Payment. All payments of any funds due us under this Agreement shall be paid in immediately available funds in United States currency either by (a) direct debit, electronic transfer from Company’s bank account to an account specified by ACT; (b) credit card; or (c) by such other means as expressly permitted by an officer of ACT in writing. ACT will invoice the Company monthly for amounts due under this Agreement provided, however, that the failure to issue an invoice shall not relieve Company from its obligation to pay the amounts due hereunder. If ACT invoices the Company electronically, the invoice shall be deemed delivered the next Business Day after transmission.

12. Intellectual Property Rights. Company agrees that the Website and all other proprietary materials of ACT and deliverables of ACT hereunder, and all copies, versions and derivatives thereof, whether prepared by
ACT individually or jointly with others (collectively, the “ACT IP”), are and at all times shall remain the sole and exclusive property of ACT or its suppliers, as the case may be, including all worldwide intellectual property and proprietary rights that are embodied in, related to or represented by the ACT IP. Company acknowledges and agrees that it is not granted or vested with any right, license or ownership in or to any of ACT’s trademarks, trade names, service marks or logos. The Company agrees that any breach of its obligations regarding intellectual property is likely to result in irreparable harm to ACT for which there is no adequate remedy at law. Therefore, in the event of any breach or threatened breach of the Company’s obligation regarding intellectual property, ACT will be entitled to seek immediate injunctive relief in addition to its other available remedies under this Agreement or under applicable law.

13. Warranties and Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS
AGREEMENT, ACT DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESSED, IMPLIED
OR STATUTORY, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY,
FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT. ACT DOES NOT
WARRANT OR GUARANTEE (a) THE ACCESSIBILITY AND FUNCTION OF THE WEBSITE; (b) THAT
THE WEBSITE WILL BE UNINTERRUPTED, ERROR-FREE OR COMPLETELY SECURE; OR (c) THAT
ERRORS OR DEFECTS WILL BE CORRECTED. ACT SHALL HAVE NO LIABILITY TO ANYONE FOR
ANY INACCURACY, ERROR OR OMISSION OR FOR ANY CONTENT OR INFORMATION CONTAINED
IN OR MADE AVAILABLE THROUGH THE WEBSITE. FURTHERMORE, ACT MAKES NO WARRANTY
THAT: (i) THE WEBSITE OR THE MATERIALS WILL MEET THE COMPANY’S REQUIREMENTS OR
NEEDS OR WILL MEET THE REQUIREMENTS OR NEEDS OF A CUSTOMER OR ANY PERSON
AUTHORIZED BY THE COMPANY TO USE OR HAVE ACCESS TO THE WEBSITE PURSUANT TO THIS
AGREEMENT; (ii) THE WEBSITE OR THE MATERIALS REFERRED TO THEREIN WILL BE AVAILABLE
ON AN UNINTERRUPTED, TIMELY, SECURE, OR ERROR-FREE BASIS; (iii) THAT THE RESULTS THAT
MAY BE OBTAINED FROM THE USE OF THE WEBSITE, OR ANY MATERIALS OFFERED THROUGH
THE WEBSITE, WILL BE ACCURATE OR RELIABLE; OR (iv) THAT THE QUALITY OF ANY PRODUCTS,
SERVICES, INFORMATION, OR OTHER MATERIAL PURCHASED OR OBTAINED BY THE COMPANY
OR BY A CUSTOMER THROUGH THE WEBSITE OR IN RELIANCE ON THE MATERIALS WILL MEET
THE EXPECTATIONS OR NEEDS OF THE COMPANY OR WILL MEET THE EXPECTATIONS OR NEEDS
OF ANY CUSTOMER OR OF ANY OTHER PERSON AUTHORIZED BY THE COMPANY TO USE AND/OR
HAVE ACCESS TO THE WEBSITE PURSUANT TO THIS AGREEMENT.

14. Indemnification.
(a) Company shall defend, indemnify and hold ACT and its directors, officers, and employees (each, an “ACT Party”) harmless from and against any and all claims, demands, losses, damages, liabilities, settlement amounts, costs or expenses whatsoever (including reasonable attorneys’
fees and costs and court costs) arising from or relating to any claim, action or proceeding made or brought against ACT or an ACT Party by any third party, including without limitation a Customer, arising out of or in connection with: (i) the use by Company or any Customer of the Passwords or the Website in violation of this Agreement; (ii) the acts of the Company in contravention of the terms and conditions of this
Agreement; (iii) any conduct of Company or any Customer relating to this Agreement including, without limitation, misuse of any Password(s); or (iv) Company’s or any Customer’s negligence or willful misconduct; or (v) any other services provided by Company to a Customer.
(b) ACT shall defend, indemnify and hold Company and its directors, officers and employees, (each, a “Company Party”) harmless from and against any and all claims, demands, losses, damages, liabilities, settlement amounts, costs or expenses whatsoever (including reasonable attorneys’
fees and costs and court costs) arising from or relating to any claim, action or proceeding made or brought against Company or a Company Party by any third party, including without limitation a Customer arising out of or in connection with a claim that the Website infringes a United States patent, copyright, trademark or trade secret or other United States intellectual property rights of a third party.

15. Limitation of Liability. UNDER NO CIRCUMSTANCES WILL ACT BE LIABLE TO THE
COMPANY OR ANY CUSTOMER FOR LOSS OF PROFITS, LOSS OF BUSINESS OR ANY OTHER
INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN ANY WAY
RELATED TO THE PERFORMANCE OR BREACH OF THIS AGREEMENT BY ACT. THE FOREGOING
LIMITATIONS AND EXCLUSIONS SHALL NOT APPLY TO ANY LOSSES OR DAMAGES ARISING OUT
OF THIRD PARTY LOSSES COVERED BY ACT’S INDEMNIFICATION OBLIGATIONS. IF COMPANY’S
OR A CUSTOMER’S USE OF THE WEBSITE OR USE OF THE MATERIALS FROM THE WEBSITE
RESULTS IN THE NEED FOR SERVICING, REPAIR OR CORRECTION OF EQUIPMENT OR DATA,
COMPANY IS SOLELY RESPONSIBLE FOR ANY COSTS THEREOF.

16. USE OF WEBSITE. ANY MATERIALS OBTAINED THROUGH THE USE OF THE
WEBSITE IS DONE AT COMPANY’S OWN DISCRETION AND RISK. COMPANY ACKNOWLEDGES AND
UNDERSTANDS THAT ACT DID NOT AND DOES NOT GUARANTEE OR REPRESENT THAT USE OF
THE WEBSITE WILL BE SUCCESSFUL AND THE COMPANY HAS NOT RELIED UPON ANY PROMISE,
ASSURANCE OR UNDERSTANDING NOT EXPRESSLY SET FORTH IN THESE TERMS AND
CONDITIONS; AND THE INFORMATION CONTAINED AND/OR PROVIDED ON THE WEBSITE IS NOT
LEGAL ADVICE, AND THE COMPANY DOES NOT GUARANTY THAT IT IS ACCURATE, COMPLETE OR
UP TO DATE. THEREFORE, IF THE COMPANY NEEDS LEGAL ADVICE FOR COMPANY’S SPECIFIC
PROBLEM, THEN COMPANY ACKNOWLEDGES AND AGREES THAT COMPANY SHOULD CONSULT
AN ATTORNEY OF COMPANY’S OWN CHOOSING.

17. Remedies. ACT may exercise any remedy available to it under applicable law in order to prevent the violation of and to enforce this Agreement, including, without limitation, immediate termination of Company’s access to the Website, if ACT believes Company has violated, is violating, or intends to violate the terms of this
Agreement.

18. Changes to Website. Unless explicitly stated otherwise in writing, any new features announced in writing by ACT and made available by ACT through the Website that augments or enhances the Website shall automatically be subject to this Agreement.

19. Miscellaneous. This Agreement, together with all schedules or exhibits thereto and hereto and the
Usage Policies constitute the entire agreement between Company and ACT relating to the transactions contemplated hereby. This Agreement and the terms hereof shall be interpreted according to GEORGIA law. All rights and remedies provided herein or by law are cumulative. Paragraph headings are for convenience of reference only and do not limit the meaning of this Agreement. Acquiescence in or waiver of any breach is not a waiver of another or subsequent breach. No custom, practice or course of dealing constitutes a waiver of any provision of this
Agreement. If any provision of this Agreement is held unenforceable, it shall be severed from the balance of this
Agreement. This Agreement is not intended to create a joint venture, partnership or business organization of any kind between the parties hereto and neither party is authorized to act as the agent of the other. ACT shall not be liable to the Company or any Customer by reason of any failure or delay in the performance of its obligations hereunder on account of any cause which is beyond the reasonable control of ACT.

COMPANY’S ELECTRONIC SIGNATURE CONSTITUTES ACCEPTANCE BY THE COMPANY
OF THIS AGREEMENT. COMPANY AGREES TO PAY THE FEES BY THE FOLLOWING METHOD:
_______________________
Accepted by:
Advanced Credit Technologies, Inc. David Anthony Agency
Chris Jackson____________________________	BY__David Iannone_____________
Name: _______________________________	Name:_____________________________
Title: COO__________________________	Title: _COO____________________
Effective Date: Februrary 21, 2011_____________________ __________________________________
Additional terms of this contract agreed to by both parties are as follows:
1. $49/month....unlimited client access...ACT will provide all client support